UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2007

                        WHITEHALL JEWELERS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-52123                  20-4864126
(State or other jurisdiction of (Commission File Number)      (IRS Employer
      incorporation)                                        Identification No.)

                        125 South Wacker Dr., Ste. 2600,
                                Chicago, IL 60606
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (312) 782-6800

                                 BTHC VII, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On September 24, 2007, the Board of Directors of Whitehall Jewelers
Holdings, Inc. (the "Company") adopted amendments to the Company's Bylaws effective as of such date. Apart from non-substantive language and conforming changes, and other technical and cross-reference edits, the Bylaws were amended and restated to include the following provisions:

o permitting special meetings of the stockholders to be called only by the Company's Chairman of the Board, Chief Executive Officer, President or Board;

o providing requirements and procedures for shareholder proposals and nominations to be included for consideration at stockholder meetings;

o regarding the setting of record dates for purposes of declarations of dividends and other distributions;

o limiting the circumstances in which directors may be elected by written consent of the stockholders;

o changing the minimum size of the Company's Board from one Director to three Directors;

o changing the minimum size of a Board committee from two Directors to one Director;

o permitting Directors to be removed only for cause by majority vote of stockholders;

o    harmonizing notice requirements for Board meetings and committee meetings;

o requiring either specific or general Board approval for Loans to the Company or evidences of indebtedness to be issued by the Company;

o extending indemnification to the fullest extent permitted by the Delaware General Corporation Law to officers as well as Directors of the Company; and

o    permitting stockholders to amend and repeal the Bylaws.

The following provisions included in the Company's Bylaws prior to the amendment and restatement have been eliminated:

o permitting holders of at least 30% of the Company's outstanding shares of capital stock to call special meetings of the stockholders;

o permitting removal of Directors without cause by holders of shares representing two-thirds of the issued and outstanding shares entitled to vote for the election of Directors;

o permitting stockholders to fill a vacancy on the Board of Directors at a special meeting of stockholders; and

o prohibiting Board committees from appointing Directors to fill a committee vacancy, electing or removing officers, or altering or repealing Board resolutions.

Additionally, the Bylaws as amended and restated reflect amendments made to the Delaware General Corporation Law in recent years, including provisions for notices and consents to be given by electronic transmission and making stockholder lists available on a reasonably accessible electronic network.


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The foregoing is a brief description of the amendments to the Company's Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. This description should be read in conjunction with the Company's Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit
3.1 Amended and Restated Bylaws of Whitehall Jewelers Holdings, Inc., effective September 24, 2007 (filed herewith).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Whitehall Jewelers Holdings, Inc.
                                          (Registrant)

                                  By: /s/ ROBERT B. NACHWALTER
                                      -------------------------
                                      Robert B. Nachwalter
                                      Senior Vice President
                                      and General Counsel


Date: September 27, 2007


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